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                                                                     EXHIBIT 5.2

Kemper Investors Life Insurance Company (KILICO)
1 Kemper Drive, Long Grove, Illinois 60049-0001                           [LOGO]
---------------------------------------------------------------------     ZURICH
                                                                          KEMPER

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Zurich Preferred Plus Annuity
Variable Annuity Application
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1. Annuitant Information                                          2. Owner Information
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                                                                  Please complete this section only if Owner(s) is other than
                                                                  Proposed Annuitant(s).
Name of Annuitant                                                 Name of Owner
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[_] Male  [_] Female        SS#                                   [_] Male    [_] Female        SS#
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Date of Birth                                                     Date of Birth
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Address                                                           Address
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City                        State          Zip                    City                          State           Zip
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Email Address                                                     Email Address
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Daytime Phone                                                     Daytime Phone
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3 Beneficiary Information
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Please check box next to beneficiary name if the beneficiary is the spouse of the contract owner. (Each designation should equal
100%.) Use Section 11 for additional beneficiary(s).

[_] Primary                                                         %                       DOB
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[_] Primary                                                         %                       DOB
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[_] Contingent                                                      %                       DOB
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4. Type of Plan
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[_] Non-Qualified     [_] Roth IRA      [_] 408(b) IRA       [_] Simple IRA       [_] 403      [_] 401        [_] 457

The annuitant has received, read and understands the IRA Disclosure Statement. (Included in the Zurich Preferred Plus prospectus.)

_______________ Tax Year of Initial Contribution (if you selected either a 408(b) IRA or Roth IRA).

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5. Subaccount Options (Use Form L-8710 for Portfolio Selections within the MIAA Program)
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Total Allocation must equal 100%.               International Stock                     Miscellaneous Fixed Income

Large Cap U.S. Stock                            ___ % Janus Aspen Series                ___ % Kemper High Yield
___ % Kemper Growth                                   Worldwide Growth                  ___ % Kemper Money Market
___ % Fidelity VIP Growth                       ___ % Scudder International
___ % Fidelity VIP Equity-Income                                                        Kemper General Account
___ % Fidelity VIP II Index 500                 U.S. Broad Fixed Income                 ___ % Fixed Account
___ % Fidelity VIP II Contrafund                ___ % Kemper Investment
___ % Janus Aspen Series Growth                       Grade Bond                        Other
___ % Alger American Growth                     ___ % Kemper Government                 ___ % ________________________
___ % Scudder Capital Growth                          Securities                        ___ % ________________________
___ % American Century Income                   ___ % Scudder Bond                      ___ % ________________________
      & Growth                                                                          ___ % ________________________
                                                Emerging Markets
Small/Mid Cap U.S. Stock                        ___ % Warburg Pincus                    MVA Guarantee Period ($5,000 Min.)
___ % Kemper Small Cap Growth                         Emerging Markets                  ___ % ________________________ year
___ % American Century Value                                                            ___ % ________________________ year
___ % J.P. Morgan Small Company                 Specialty Stock                         ___ % ________________________ year
___ % Alger American Small Cap                  ___ % Kemper Technology                 ___ % ________________________ year
___ % Alger Mid Cap                             ___ % Dreyfus Socially
___ % Janus Aspen Series                              Responsible Growth                DCA Account (Complete DCA form)
      Aggressive Growth                         Balanced                                ___ % ________________________ months
                                                ___ % Kemper Total Return               ___ % ________________________ months
                                                ___ % Janus Aspen Series Balanced
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6.   Automatic Asset Rebalancing
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MVA options excluded.

[_]  I elect Automatic Asset Rebalancing (AAR) amount the subaccounts listed below:

Every:      [_] 1 Month       [_] 3 Months      [_]  6 Months      [_] 12 Months       Beginning _______/______/__________
                                                                                                 or [_] at contract issue

Target Allocations  Total allocation must equal 100%.

[_]  Same allocations as Section 5.

Large Cap U.S. Stock                     International Stock                   Specialty Stock

____% Kemper Growth                      ____% Janus Aspen Series              ____% Kemper Technology
____% Fidelity VIP Growth                      Worldwide Growth                ____% Dreyfus Socially
____% Fidelity VIP Equity-Income         ____% Scudder International                 Responsible Growth
____% Fidelity VIP II Index 500
____% Fidelity VIP II Contrafund         U.S. Broad Fixed Income               Balanced
____% Janus Aspen Series Growth                                                ____% Kemper Total Return
____% Alger American Growth              ____% Kemper Investment               ____% Janus Aspen Series Balanced
____% Scudder Century Income                   Grade Bond
____% American Century Income            ____% Kemper Government               Miscellaneous Fixed Income
      & Growth                                 Securities                      ____% Kemper High Yield
                                         ____% Scudder Bond                    ____% Kemper Money Market
Small/Mid Cap U.S. Stock
____% Kemper Small Cap Growth            Emerging Markets
____% American Century Value             ____% Warburg Pincus                  Other
____% J.P. Morgan Small Company                Emerging Markets                ____% ____________________
____% Alger American Small Cap                                                 ____% ____________________
____% Alger Mid Cap                      Kemper General Account                ____% ____________________
____% Janus Aspen Series
      Aggressive Growth                  ____% Fixed Account

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7.   Suitability (must be completed by IBS representatives)
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Income                                                             Employer Name
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Net Worth (exclusive of home)                                      Occupation
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Tax Bracket              Number of Dependents                      Is the contract owner associated with the NASD?
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Risk Factors (check one):                                          [_]  Yes     [_]  No
[_]  Conservative    [_]  Moderate                                 If so, how?
[_]  Aggressive      [_]  Speculative                              ----------------------------------------------------------------
--------------------------------------------------------------     Is the contract owner associated with the broker/dealer?
Financial Objectives (check one):                                  [_]  Yes     [_]  No
[_]  Long Term Growth   [_]  Short Term Growth     [_]  Income     If so how?
[_]  Tax Advantage      [_]  Capital Preservation
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Must be completed by non-IBS representatives:      [_]  Suitability information has been obtained and filed with the broker/dealer.

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8.   Account Access Authorization
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The owner of this contract has access to his/her contract via interactive voice response system, client services representatives, and Internet service system. Check all that apply.

[_]  I hereby authorize the servicing sales representative to make changes to my account.

[_]  I hereby authorize my spouse __________________________________________________________________ to make changes to my account.

[_]  I hereby authorize ____________________________________________________________________________ to make changes to my account.

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9.   Annuitization
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The annunity date will be the annuitant's 95th birthday unless another year is requested here:____________________________________

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10.  Replacement Compliance
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Is this annuity intended to replace or change any existing life insurance or annuity?   [_]  Yes   [_]  No

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11.  Special Requests
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12. Contribution Information
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Are you applying for scheduled periodic payments through payroll deduction?  [_]  Yes  [_]  No

How much will you be contributing each payroll period? _________________________________________________________________________

Gross Annual Salary  $__________________________________________________________________________________________________________

Employer Contribution (if applicable) Dollar or % amount each payroll period ___________________________________________________

Frequency of employer contribution _____________________________________________________________________________________________

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13. IMPORTANT - Delivery of Regulatory Documents
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We will send you an updated prospectus for your annuity contract on an annual basis. We will also send you semi-annual reports for the subaccounts in which you are invested. (Check only one)

[_] I agree to have my prospectus updates, semi-annual and annual reports delivered on a IBM system compatible diskette.

[_] I wish to have my prospectus updates, semi-annual and annual reports delivered by e-mail. I understand that I may incur on-line charges.

[_] I wish to have paper copies of prospectus updates, semi-annual and annual reports mailed to me.

I understand I may revoke my electronic consent at any time by calling 1-888-479-9700.

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14. Signatures
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Payments and values provided by the contract, when based on investment experience of the subaccounts, are variable and are not guaranteed as to dollar amount. Withdrawals and transfers from a Guarantee Period that are made prior to the end of that Guarantee Period are subject to a Market Value Adjustment that may increase or decrease the Contract Value.

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

[_] Please check here to acknowledge receipt of a current prospectus for the Kemper Investors Fund and the KILICO Variable
    Annuity Separate Account.

[_] Please check here if you would like to receive a Statement of Additional Information.

I agree that the above statements are true and correct to the best of my knowledge and belief and are made as a basis for my application.

Application made at (City)                                                 (State)                  (Date)
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Signature of Owner
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15. Agent's Report
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Is the annuity intended to change or replace any existing life insurance or annuity?   [_] Yes       [_] No

If yes, please indicate annuity or life insurance below, enter the qualification code and submit any required replacement forms.

[_] Life Insurance            [_] Annuity        Qualification Code ____________________________________________________________

Signature of Agent                                                         Daytime Phone
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Agent Name                                                                 Agent Number
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Name and Address of Firm
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City                                                                    State                           Zip
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16. Plan Information (to be completed by agent)
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Is this application for an existing ZKL group?

[_] Yes        Supply group number ________________   Bill number _______________________

[_] No         Please also complete the Employer Information and Billing Request Form ZKL-6571.
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